Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    April 28, 2005

AMREP CORPORATION

(Exact Name of Registrant as Specified in Charter)

Oklahoma	1-4702	59-0936128
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

641 Lexington Avenue, New York, New York                      10022

(Address of Principal Executive Offices)                    (Zip Code)

Registrant’s telephone number, including area code (212) 705-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A is being filed to amend the Registrant’s Current Report on Form 8-K filed May 3, 2005 (the “Original Filing”), solely for the purpose of including in the SEC header information contained in the EDGAR filing all of the Form 8-K Items which the Original Filing covered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2005

AMREP Corporation

By: /s/ Peter M. Pizza
Peter M. Pizza, Vice President